SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)	12 Months Ended
Dec. 31, 2014
SUBSEQUENT EVENT
SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

21. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

         The following table summarizes selected quarterly financial data for each of the eight quarters in the years ended December 31, 2014 and 2013:

	For the 2014 Quarter Ended
	March 31,	June 30,	September 30,	December 31,
Net sales	$465,677	$541,675	$595,529	$612,075
Gross profit	29,509	29,568	40,165	40,897
Income (loss) before income taxes	5,507	2,415	6,968	(5,684)
Net income (loss)	1,690	1,675	4,541	(3,355)
Net income (loss) attributable to Diplomat Pharmacy, Inc.	1,690	1,675	4,541	(3,130)
Basic income (loss) per common share	0.05	0.04	0.12	(0.06)
Diluted income (loss) per common share	0.04	0.04	0.11	(0.06)

	For the 2013 Quarter Ended
	March 31,	June 30,	September 30,	December 31,
Net sales	$343,670	$360,855	$398,627	$411,987
Gross profit	20,376	20,266	23,130	25,254
Income (loss) before income taxes	1,915	1,599	3,008	(32,642)
Net income (loss)	1,915	1,599	3,008	(32,642)
Net income (loss) attributable to Diplomat Pharmacy, Inc.	1,915	1,599	3,008	(32,642)
Basic income (loss) per common share	0.06	0.05	0.09	(0.98)
Diluted income (loss) per common share	0.06	0.05	0.09	(0.98)

         The Company's results were impacted by the following:

•

Quarter ended December 31, 2014: The Company recorded a full impairment of its non-consolidated investment in Ageology of $(4,869). The Company recognized contingent consideration expense of $(5,464), primarily due to an increase in its MedPro contingent consideration liability based upon MedPro’s favorable operating results.

•	Quarter ended December 31, 2013: The Company recorded an adjustment to reflect the change in fair value of its redeemable common shares of $(34,348).